                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                                BRUNSWICK BANCORP
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

            ---------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the

                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                        New Brunswick, New Jersey 08901

                                                                  April 20, 2005

To Our Shareholders:

      You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Brunswick Bancorp (the "Company"), the holding company for Brunswick Bank and Trust Company (the "Bank"), to be held at 3:00 p.m. on Tuesday, May 10, 2005 at the office of the Bank located at 439 Livingston Avenue, New Brunswick, New Jersey 08901.

      At the Annual Meeting, stockholders will be asked to consider and vote upon the election of 8 nominees to serve on the Company's Board of Directors for a term of one year and an amendment to the Company's Restricted Stock Award Plan increasing the number of shares subject to the Plan.

      The Board of Directors of the Company believes that the election of its nominees to the Board of Directors and the amendment to the Restricted Stock Award Plan are in the best interests of the Company and its stockholders and unanimously recommends that you vote "FOR" the Board's nominees and the amendment.

      YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK OF THE COMPANY MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

                                             Very truly yours,

                                             THOMAS FORNALE, Secretary

                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                         New Brunswick, New Jersey 08901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2005

      Notice is hereby given that the Annual Meeting of Shareholders of Brunswick Bancorp (the "Company"), will be held at 3:00 p.m. on Tuesday, May 10, 2005 at the office of Brunswick Bank and Trust Company (the "Bank"), located at 439 Livingston Avenue, New Brunswick, New Jersey 08901, for the purpose of considering and voting upon the following matters:

      1. The election of 8 nominees named in the accompanying Proxy Statement to serve as directors of the Company.

      2. To consider and vote upon the proposal that the shareholders approve an amendment to the Company's Restricted Stock Award Plan to increase the number of shares available for issuance thereunder from 110,000 shares (as adjusted for a 10% stock dividend in 2002) to 330,000 shares.

      3.    Such other business as may properly come before the Meeting.

      Shareholders of record at the close of business on April 13, 2005 are entitled to notice of and to vote at the meeting. Whether or not you contemplate attending the meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company.

                                             By Order of the Board of Directors

                                             THOMAS FORNALE, Secretary

New Brunswick, NJ 08901
April 20, 2005

                    IMPORTANT - PLEASE MAIL YOUR PROXY CARD

      You are urged to sign and return the enclosed Proxy Card to the Company promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                         New Brunswick, New Jersey 08901

                      -----------------------------------
                                 PROXY STATEMENT
                              DATED APRIL 20, 2005
                      -----------------------------------

                      GENERAL PROXY STATEMENT INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of the Board of Directors of Brunswick Bancorp (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at 3:00 p.m. on Tuesday, May 10, 2005 at the office of Brunswick Bank & Trust Company (the "Bank"), located at 439 Livingston Avenue, New Brunswick, New Jersey, 08901. This proxy is first being mailed to shareholders on or about April 20, 2005.

VOTING OF PROXIES

      Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTRICTED STOCK AWARD PLAN (THE "AMENDMENT").

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

REVOCABILITY OF PROXIES

      Any shareholder given a proxy has the right to attend and vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by delivering a later-dated proxy or a written revocation sent to Thomas Fornale, Secretary of the Company, at the office of the Bank, P.O. Box 29, New Brunswick, New Jersey, 08903 or by hand delivery to 439 Livingston Avenue, New Brunswick, New Jersey, 08901. A proxy may be revoked at the Annual Meeting by filing a later-dated proxy or a written notice of such revocation with the Secretary of the Meeting prior to the voting of such proxy.

SOLICITATION OF PROXIES

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, its wholly owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on April 13, 2005, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,549,051 shares.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      The proxy card being provided by the Board of Directors enables a stockholder with regard to Proposal No. 1 to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" with regard to Proposal No. 1, to vote for one or more of the nominees being proposed, and, with regard to Proposal No. 2, "FOR" the amendment, "AGAINST" the amendment or to "ABSTAIN". Under New Jersey law and the Company's by-laws, directors are elected by a plurality of votes cast, without regard to broker non-votes or abstentions, and the amendment will be approved by a majority of the votes cast, as long as a quorum is present.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      The Company's by-laws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eight
(8).

      It is intended that the persons named in the proxy will vote for the election of the 8 nominees named below to serve as directors. Discretionary authority is solicited to vote for a lesser number of nominees or to vote for the election of a substitute nominee if, for any reason, any nominee is unable to serve or refuses to serve as a candidate for election. The Company has no reason to believe any nominee would not serve if elected.

      UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES

      The following tables set forth, as of the Record Date, the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.

NAME, AGE AND POSITION             PRINCIPAL OCCUPATIONS                                                  DIRECTOR
WITH COMPANY                       DURING PAST FIVE YEARS                                                 SINCE
------------                       ----------------------                                                 -----
Phillip W. Barrood, 78             President, Century 21 Barrood (Realty Company)                         2000
Director

Joseph DeMarco, 69                 President, High Grade Beverage Company (Beverage Company)              1975
Director

Carmen J. Gumina, 71               Chairman of the Board and Chief Executive Officer                      1973
Chairman of the Board              of Brunswick Bank and Trust Company
and Chief Executive Officer

Frank Gumina Jr., 63               President, Gumina Development Company and                              2003
Director                           High Point Country Club

Michael Kaplan, 63                 President, Kaplan and Sons (Construction Company)                      1980
Director

Richard A. Malouf, 58              President, Malouf Auto Dealerships (Automobile Dealership)             1996
Director

Frederick H. Perrine, 77           President, Perrine Pontiac, Inc. (Automobile Dealership)               1975
Director

Robert P. Sica, 70                 President, New Brunswick Plating, Inc. (Metal Finishing Company)       1996
Director

      No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of
Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. Carmen J. Gumina and Frank Gumina Jr. are brothers.

            PROPOSAL NO. 2 - AMENDMENT OF RESTRICTED STOCK AWARD PLAN

      Our Restricted Stock Award Plan was ratified by the Board on March 14, 2000 and approved by shareholders on April 25, 2000. On January 11, 2005, the Board approved an amendment and restatement of the Plan to increase the number of shares available for issuance thereunder from 110,000 shares (as adjusted for a 10% stock dividend in 2002) to 330,000 shares. No other changes have been made to the Plan.

      The Board and the Compensation Committee believe that the issuance of restricted stock is an effective way to promote the growth and profitability of the Bank by retaining, rewarding, and motivating key employees and by aligning their interests with those of shareholders on a long-term basis. There are currently no more shares available under the Plan.

      If the amendment and restatement of the Plan is not approved, we will not be able to make the proposed additional 220,000 shares available for issuance under the Plan, but the Plan will otherwise remain in effect.

DESCRIPTION OF THE RESTRICTED STOCK AWARD PLAN

      The following is a summary of the material features of this plan. The following summary does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Plan, which is attached to the this proxy statement as Appendix A.

TYPES OF AWARDS; ELIGIBILITY

      Awards of restricted stock may be granted under the Plan. Awards of restricted stock are shares of common stock which are awarded subject to restrictions on transfer and a substantial risk of forfeiture. Employees of the Company who are determined by the Compensation Committee to be responsible for the Company's future growth and profitability are eligible for awards.

SHARES SUBJECT TO THE PLAN

      The aggregate maximum number of shares that may be issued under the Plan as amended and restated will be 330,000 shares of Common Stock of the Company. As of December 31, 2003, 110,000 shares of Common Stock have been issued or reserved for issuance upon vesting of outstanding awards. Shares issued under the Plan may either be treasury shares or shares originally issued for this purpose. If restricted stock is forfeited pursuant to the terms of an award, other awards with respect to such shares may be granted.

TERM OF THE PLAN

      No awards may be granted under the Plan after December 31, 2010.

ADMINISTRATION

      The Plan is administered by the Compensation Committee, which has authority to determine which employees shall be granted awards; prescribe the terms and conditions of awards; interpret the Plan and the awards; prescribe and amend rules and procedures relating to the plan; cancel awards at any time before restrictions lapse if a participant acts in a manner contrary to the best interest of the Company, the Bank, or an affiliate; and accelerate or postpone the scheduled date on which restrictions will lapse.

      The Compensation Committee is comprised solely of Directors who are "Non-Employee Directors" as defined in Section 16b-3(b) of the Securities Exchange Act of 1934 (the "1934 Act"). The Compensation Committee may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company, provided that such a delegation is not permitted under the Plan with respect to persons whose shares are subject to
Section 16 of the 1934 Act.

TERMS OF AWARDS

      The Compensation Committee determines the terms and conditions of each award, including the restrictions applicable to shares underlying awards of restricted stock and the dates these restrictions lapse. Unless the Compensation Committee provides otherwise, restrictions will lapse on the fifth anniversary of the date of grant.

      Notwithstanding the specific vesting date and restrictions set by the Compensation Committee, all restrictions immediately lapse if any of the following occurs: (1) the death of the participant, (2) the disability of the participant as defined in the Plan, (3) the retirement of the participant in accordance with rules set by the Compensation Committee, or (4) a change in control of the Company as defined in the Plan.

      In addition, the Board may place other restrictions on awards, including provisions for the forfeiture, and restrictions on the sale, of shares acquired under any award under the Plan.

TERMINATION OF EMPLOYMENT

      Upon termination of employment (other than death, disability, or retirement), all awards which are then still subject to restrictions will be forfeited, and the participant will be required to immediately return to the Company any restricted shares previously transferred to him or her.

VOTING RIGHTS & DIVIDENDS

      During any period of restriction imposed under the Plan, participants awarded restricted shares are entitled to (1) exercise full voting rights with respect to those shares and (2) receive all dividends and other distributions paid with respect to such shares. If any such dividends or distributions are paid in shares, the shares shall be subject to the same restrictions on transferability and forfeitability as the restricted shares with respect to which they were paid, as well as additional restrictions if the recipient is subject to Section 16 of the 1934 Act. Except as provided in this paragraph, no participant shall have any of the rights or privileges of a shareholder of the Corporation with respect to any shares issued pursuant to an award unless and until certificates representing such shares shall have been issued, recorded on the records of the Corporation or its transfer agents or registrars, and delivered to the participant.

WITHHOLDING

      Whenever income taxes are payable with respect to shares received under the Plan, the Company may require a participant to remit an amount sufficient to satisfy any federal, state, and local withholding tax requirements, and the Compensation Committee may satisfy all or a part of the withholding obligations by withholding otherwise deliverable shares or requiring the participant to deliver already-owned shares to the Company.

ADJUSTMENTS

      In the event of a stock dividend, recapitalization, or certain other corporate transactions, the number and class of shares awarded under the Plan are subject to adjustment by the Compensation Committee to prevent the dilution or diminution of such awards.

AMENDMENT OR TERMINATION

      The Board may amend, terminate, or suspend the Restricted Stock Plan in accordance with any applicable legal and exchange requirements. Shareholder approval is required for any amendment that would increase the number of shares or the number or type of awards available under the Plan. Participants must consent to any amendment that would alter or impair their rights under awards previously granted to them.

INCOME TAX CONSEQUENCES UNDER THE RESTRICTED STOCK PLAN

      The following discussion is a summary of the material U.S. Federal income tax consequences of restricted stock granted under the Plan. It does not purport to be complete and may be affected by individual circumstances and changes in law.

GENERAL TAX CONSEQUENCES FOR A PARTICIPANT

      Generally, the grant of an award of restricted stock is not a taxable event. The recipient of the award will instead recognize ordinary compensation income in the year in which restrictions on the award lapse, in an amount equal to the fair market value of the shares of common stock on the date the restriction lapses. The recipient's basis for determining gain or loss on a subsequent disposition of these shares of common stock will be the amount the recipient must include in income when the restrictions lapse. Any gain or loss recognized on the shares of common stock generally will be a short-term or long-term capital gain or loss depending on the length of time the recipient holds the shares.

EFFECT OF A PARTICIPANT'S SECTION 83(B) ELECTION

      If the recipient of an award of restricted stock properly makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, then in lieu of the tax treatment described in the preceding section, he or she will instead recognize compensation income equal to the fair market value of the shares of common stock at the time the shares are awarded, without taking into account the effect of the restrictions on the value of the shares. The recipient's basis for determining gain or loss on a subsequent disposition of shares will be the amount the recipient so included in gross income. Any gain or loss recognized on a disposition of shares which were subject to the Section 83(b) election will be short-term or long-term capital gain or loss, depending on the length of time since the date of the award. However, if shares are forfeited by the recipient upon termination of employment prior to the time the restrictions lapse, he or she will generally not be entitled to deduct any loss as result of the forfeiture, regardless of the amount he or she was required to include in income at the time of grant by virtue of the Section 83(b) election.

TAX CONSEQUENCES FOR THE COMPANY

      Subject to Section 162(m) of the Internal Revenue Code of 1986 and our satisfaction of applicable reporting requirements, at the time income is recognized by the recipient of an award of restricted stock, we will be entitled to a corresponding deduction.

VOTE REQUIRED

      Approval of the Amended and Restated Restricted Stock Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE RESTRICTED STOCK AWARD PLAN AS AMENDED AND RESTATED.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

      The Company encourages all directors to attend the Company's annual meeting. Ten (10) of the Company's directors were able to attend the 2004 annual meeting.

BOARD OF DIRECTORS' MEETINGS

      Pursuant to the New Jersey Business Corporation Act and the Company's by-laws, the Company's business and affairs are managed under the direction of the Board of Directors. The directors of the Company also serve as directors of the Bank. The Board of Directors of the Company held three (3) meetings during 2004. The Board of Directors of the Bank holds regularly scheduled meetings the second Tuesday of each month and special meetings as circumstances require. During 2004, all of the directors of the Company attended at least 75% of the total number of Company Board and committee meetings held with the exception of Bruce Arbeiter. Mr. Arbeiter was able to attend only six meetings because he relocated his primary residence to the state of Florida. Mr. Arbeiter resigned as director effective December 31, 2004.

      A majority of the board consists of individuals who are "independent" under the American Stock Exchange listing standards (the "AMEX listing standards").

SHAREHOLDERS COMMUNICATIONS TO THE BOARD OF DIRECTORS

      The independent members of our Board meet quarterly. Shareholders wishing to communicate with the independent members of the Board of Directors may send correspondence to Robert P. Sica, the Chairman of our Compliance Committee, at New Brunswick Plating Inc, 711 Jersey Avenue, New Brunswick, NJ 08901, attention Mr. Sica. All correspondence will go directly to Mr. Sica for review by the independent Board members.

CODE OF CONDUCT

      The Board of Directors has adopted a Code of Conduct governing the company's Chief Executive Officer and senior financial officers, as well as the Board of Directors, officers and employees of the Company, as required by the Sarbanes-Oxley Act, SEC regulations and the AMEX listing standards. The Code of Conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. A copy of the Code of Conduct has been filed as an exhibit to our annual report on Form 10-K for the year ended December 31, 2003.

COMMITTEES OF THE BOARD

      The Bank maintains an Audit Committee, Loan Committee, Finance Committee, Compliance Committee, Nominating Committee, Compensation Committee, Stock Option Committee, and Facilities Committee. The Committee members for each committee were appointed by the Board of Directors at the annual reorganization meeting held by the Board of Directors on June 8, 2004.

LOAN COMMITTEE

      The Loan Committee consists of 5 directors and met eleven (11) times during 2004.

NOMINATING COMMITTEE

      The Nominating Committee of the Board meets the requirements of the AMEX listing standards to select nominees to the Board of Directors. The Nominating Committee recommends a slate of nominees for election as directors. The Nominating Committee consists of 2 directors who in 2004 were Richard Malouf and Frederick Perrine, both of whom are independent under the Amex listing standards. The Committee met once during 2004. The Nominating Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations will be evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to Thomas Fornale, Secretary of the Company, at the office of the Bank, P.O. Box 29, New Brunswick, New Jersey, 08903 or by hand delivery to 439 Livingston Avenue, New Brunswick, New Jersey, 08901. Any nomination for director should be received by the Secretary of the Company on or before December 31, 2005. Potential nominees should have a substantial business or charitable presence in the communities served by the Bank.

COMPENSATION COMMITTEE

      The Compensation Committee recommends salary increases and other compensation for senior officers. The Compensation Committee consists of two directors who in 2004 were Frederick Perrine and Robert Sica, both of whom are independent under the AMEX listing standards. The Compensation Committee met two
(2) times during 2004.

STOCK OPTION COMMITTEE

      The Stock Option Committee recommends the terms and amounts of stock option grants, if any, to key employees or board members. The Stock Option Committee consists of 3 directors, Robert Sica, Carmen Gumina, and Frederick Perrine and 2 employees, Roman Gumina and Thomas Fornale. This Committee met once in 2004 and the Committee recommended no new stock option plan or stock option grants for employees during 2004.

AUDIT COMMITTEE

      The Company's Audit Committee consisted during 2004 of Joseph DeMarco, James Gassaro, Gary Russo, Frederick Perrine and Richard Malouf. The Audit Committee met four (4) times during 2004. For 2005, Mr. Perrine will continue as Chairman of the Audit Committee, and Messrs. DeMarco, Gassaro, Russo and Malouf will continue as members of the Committee. All Directors who serve on the Audit Committee, both during 2004 and in 2005, are "independent" for purposes of the AMEX listing standards and, as required under the Sarbanes-Oxley Act, no member of the Audit Committee receives any form of compensation from the Company, apart from compensation for Board and Committee service. The Audit Committee does not currently have any member qualifying as an "audit committee financial expert" as that term is defined in SEC Regulation S-K Item 401(e). The Board believes that all members of the Audit Committee are financially literate and experienced in business matters. Like many small companies, it is not easy for the Company to attract and retain competent and diligent board members, and competition for individuals qualifying as "audit committee financial experts" is significant. The Board believes that the current Audit Committee is able to fulfill its role under SEC regulations and AMEX listing standards despite not having a designated "audit committee financial expert".

      The Audit Committee meets periodically, and in any event, no less than once per quarter, to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting, as well as to review the Company's periodic reports filed with the SEC. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.

      The Board has adopted an amended written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform, its structure and membership requirements. The Audit Committee Charter was filed as a Exhibit to the 2004 proxy. Under this charter, the Audit Committee is responsible for retaining and reviewing the Company's independent auditors. The Audit Committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law.

                             AUDIT COMMITTEE REPORT

      In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's 2004 audited financial statements with the Company's officers and Michael R. Ferraro, Certified Public Accountant, its independent auditor. The Committee has discussed with Michael R. Ferraro, Certified Public Accountant the matters required to be discussed by Statements on Auditing Standards 61, 89 and 90 (Communication with Audit Committees), as amended or supplemented, which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Committee has also received the written disclosures and letter from Michael R. Ferraro, Certified Public Accountant as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with representatives of Michael R. Ferraro, Certified Public Accountant their independence with regard to all services provided.

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the fiscal year ended December 31, 2004 for filing with the U.S. Securities and Exchange Commission.

Frederick Perrine (Chairman)
Joseph DeMarco
James Gassaro
Gary Russo
Richard Malouf

                            DIRECTORS' COMPENSATION

      There are no director fees for the Company. Director fees for the Bank consist of $450 for each regular monthly Bank Board meeting or special Bank Board meeting attended. Directors who are members of committees of the Bank receive a fee of $125 for each committee meeting attended. Directors are also eligible to participate in the Company's 2000 Stock Option Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of March 8, 2005, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

NAME OF DIRECTORS, NOMINEES FOR DIRECTOR                 NUMBER OF SHARES                 PERCENT
AND NAMED OFFICERS:                                      BENEFICIALLY OWNED (1)           OF CLASS
-------------------                                      ----------------------           --------
Phillip W. Barrood                                       11,342                           0.4%
Joseph DeMarco                                           70,776(2)                        2.8%
Dominick Faraci                                          12,197(3)                        0.5%
James V. Gassaro                                         1,925                            0.1%
Carmen J. Gumina                                         413,081(4)                       16.2%
Frank Gumina Jr.                                         31,857(5)                        1.2%
Roman T. Gumina                                          204,395(6)                       8.0%
Michael Kaplan                                           38,218(7)                        1.5%
Richard A. Malouf                                        16,940                           0.7%
Frederick H. Perrine                                     6,006                            0.2%
Gary S. Russo                                            12,834                           0.5%
Robert P. Sica                                           20,539(8)                        0.8%

DIRECTORS, NOMINEES FOR DIRECTOR AND
NAMED OFFICERS AS A GROUP (12 PERSONS)                   840,110                          32.9%

NAME OF BENEFICIAL OWNER OF MORE THAN 5%
OF THE COMMON STOCK:

Else M. Gumina
2600 North Flagler Drive
West Palm Beach, FL                                      178,950                          7.0%

----------

      (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

      (2) Of this total, 18,025 shares are held by Mr. DeMarco in his name, 32,972 shares are held by Mr. DeMarco and his wife jointly, 18,044 shares are held by his wife in her name, and 1,735 shares are held by a company in which he owns a substantial interest.

      (3) Of this total, 5,947 shares are held by Mr. Faraci in his name and 6,250 shares are held jointly with his wife.

      (4) Of this total, 28,080 shares are held by Mr. Gumina in his name, 64,167 shares are held in a Restricted Stock Award Plan and 320,834 are held by a company owned by Mr. Gumina.

      (5) Of this total, 27,440 shares are held by Mr. Gumina in his name and 4,417 shares are held by his wife in her name.

      (6) Of this total, 1,640 shares are held by Mr. Gumina in his name, 89,726 shares are held in a family trust, 22,647 shares are held in trust for his brother, and 64,167 shares are held in a Restricted Stock Award Plan. Also included in the shares reported for Mr. Gumina are 26,215 shares held by the Brunswick Bank and Trust Profit Sharing Plan. By virtue of Mr. Gumina's service as Trustee of the Plan, it has been asserted that he has beneficial ownership of such shares. He disclaims beneficial ownership of such shares.

      (7) Of this total, 31,288 shares are held by Mr. Kaplan in his name and 6,930 shares are held by his wife in her name.

      (8) Of this total, 12,539 shares are held by Mr. Sica in his name and 8,000 shares are held jointly with his wife.

ANNUAL EXECUTIVE COMPENSATION AND ALL OTHER COMPENSATION

      The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each other executive officer whose remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE
                 CASH AND CASH EQUIVALENT FORMS OF REMUNERATION

                                                              ANNUAL COMPENSATION
                                                 ---------------------------------------------
                                                                                OTHER ANNUAL           ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR       SALARY ($)   BONUS ($)       COMPENSATION ($)    COMPENSATION ($)(2)
---------------------------           ----       ----------   ---------       ----------------    -------------------
Carmen J. Gumina, Chairman            2004       $259,615     $12,500              (1)                 $141,435
of the Board and CEO                  2003        250,000      12,500              (1)                  137,568
of the Company and the Bank           2002        250,000      12,500              (1)                  138,192

Roman T. Gumina,                      2004        223,788      10,800              -0-                   92,235
President                             2003        215,500      10,800              -0-                   88,768
of the Bank                           2002        215,500      10,800              -0-                   89,783


      (1) The Company believes the value of these perquisites and other benefits to be less than 10% of the salary and bonus reported in the table above.

      (2) The amount shown for all other compensation represents two other employee benefit plans. In 1988, the Company established the Brunswick Bank and Trust Profit Sharing, and Cash or Deferred Contribution Plan for eligible employees. In addition, the Company maintains a Non-Qualified Deferred Compensation Plan (the "Plan") described below. Contributions to Messrs Carmen and Roman Gumina under these two plans are included in other compensation in the table above.

RETIREMENT PLANS

      The Bank has a profit sharing and 401(K) plan for which all employees of the Bank who are 21 years of age or older, including executive officers, are eligible for participation. All employees who have completed one year of continuous service are eligible. The Plan consists of employer contributions and voluntary employee contributions. For the year ended December 31, 2004, the Company contributed $136,962 to the Plan. Carmen J. Gumina received a benefit of $21,435, for the year ending December 31, 2004. Roman T. Gumina received a benefit of $20,235, for the year ending 2004. Vested contributions under this plan are one way in which executive compensation is related to the performance of the Bank as a whole.

      Effective as of January 1, 1995, the Company adopted the Non-Qualified Deferred Compensation (the "Plan"). The Plan is intended to foster sustained financial growth through the retention of valuable employees. Under the Plan, the Company may award deferred compensation to key employees. At the time of each award, the Compensation Committee is to establish a vesting schedule for payment of the compensation on a deferred basis. The contributions made by the Corporation under the Plan are to be held in trust and managed by a plan administrator. For 2004, the only employees granted an award under the Plan were Carmen J. Gumina and Roman T. Gumina. For 2004, the Company granted awards of $120,000 and $72,000 under the Plan to Carmen J. Gumina and Roman T. Gumina, respectively.

BRUNSWICK BANCORP 2000 STOCK OPTION PLAN AND RESTRICTED STOCK AWARD PLAN

      In April 2000, the shareholders approved an amendment and restatement of the Brunswick Bancorp 1998 Stock Option Plan now known as the Brunswick Bancorp 2000 Stock Option Plan, and a Restricted Stock Award Plan for key personnel of the Bank. The responsibility for establishing stock option awards and the restricted stock awards rests with the Compensation Committee.

      During 2004 no stock options or restricted stock awards were granted to any executive officer named in the compensation table above. In addition, no executive officers named in the compensation table above had options outstanding at December 31, 2004. If Proposal No. 2 is adopted, additional shares will be available for grant to management under the Restricted Stock Award Plan.

COMPENSATION COMMITTEE INTERLOCKS

      Among those who served on the Board of Directors during 2004 and thus were ultimately responsible for setting executive officer compensation, Carmen J. Gumina is himself an executive officer of the Bank.

                          EXECUTIVE COMPENSATION REPORT

      Brunswick Bank and Trust is the primary subsidiary of Brunswick Bancorp. The compensation of senior officers of the Bank is determined by, or under the direction of, the full Board of Directors of the Bank. In setting compensation, the Board of Directors acts through its Compensation Committee, which is currently composed of Directors Frederick Perrine and Robert Sica, both of whom are independent under the AMEX listing standards. The Committee sets the compensation for Mr. Carmen Gumina and the Company's other executive officers. In setting compensation for the executive officers other then Mr. Carmen Gumina, the Compensation Committee reviews recommendations submitted by Mr. Gumina.

      In determining the compensation of each senior officer for 2004, the CEO based his decisions on the particular officer's responsibilities, background and prior year's performance, as well as the performance of the Bank as a whole and the performance anticipated from the officer during 2005. The Board of Directors of the Bank did not modify or rescind any compensation decisions made by the CEO with respect to 2004.

      During 2004, Carmen J. Gumina's base compensation was set at $250,000 per year. This rate was based on Mr. Gumina's responsibilities, background and performance, and the performance of the Bank as a whole.

      In addition to current cash compensation, the Company seeks to provide retirement benefits and long term equity compensation comparable to that provided by other financial institutions as an incentive for long term executive retention. The Bank has a profit sharing and 401(k) plan for which all employees, including executive officers, are eligible for participation. Vested contributions under this plan are one way in which executive compensation is related to the performance of the Bank as a whole. The Bank also offers a Non-Qualified Deferred Compensation (the "Plan"). The Plan is intended to foster sustained financial growth through the retention of valuable employees.

      In April 2000, the shareholders approved an amendment and restatement of the Brunswick Bancorp 1998 Stock Option Plan now known as the Brunswick Bancorp 2000 Stock Option Plan, and a Restricted Stock Award Plan for key personnel of the Bank. The responsibility for establishing stock option awards and the restricted stock awards rests with the Compensation Committee. The Compensation Committee makes recommendations for awards based upon the following criteria:

      (1)   The performance of the officer or employee of the Bank.

      (2) The benefit which the Company has derived as a result of the efforts of the award candidate.

      (3) The Company's desire to encourage long-term employment of the award candidate.

                                PERFORMANCE GRAPH

      This graph compares the cumulative total return on a hypothetical $100 investment made on December 31,1998 in: (a) Brunswick Bancorp common stock; (b) the Standard & Poor's (S&P) 500 Stock Index; and (c) SNL Securities less than $250 million Bank Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends, (stock or cash) and increases or decreases in the market price of the stock.

                               BRUNSWICK BANCORP

                     [TOTAL RETURN PERFORMANCE LINE CHART]

                                               PERIOD ENDING
                        ----------------------------------------------------------
INDEX                   12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
-----                   --------  --------  --------  --------  --------  --------
Bruswick Bancorp          100.00    120.00    119.00    134.75    188.10    162.80
Russell 2000              100.00     96.98     99.39     79.03    116.38    137.71
SNL <$250 Bank Index      100.00     99.01    123.45    151.70    229.40    283.65

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

      The Company has had, and may be expected to have in the future, transactions with directors, principal officers, their immediate families, and affiliated companies in which directors are principal stockholders (commonly referred to as related parties). The Bank has made loans to its directors and officers and their associates. All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (iii) did not involve more than the normal risk of collectability or present other unfavorable features. Assuming continued satisfaction of generally applicable credit standards, the Bank expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more).

      The Bank leases three of its operating locations from Cardal Associates LLC, Aaron Road Associates LLC, and Cranbury Station LLC. Carmen J. Gumina, CEO and Chairman of the Board of the Company, is the sole principal owner of these companies. Rent paid to these three companies by the Bank totaled $527,594 for the year ended December 31, 2004. The Company anticipates a rental amount relatively unchanged for 2005.

      The Bank performs servicing of three loans, which are owned by Carmen J. Gumina, CEO and Chairman of the Board of the Company. As of December 31, 2004, loans serviced for Carmen J. Gumina totaled $1,869,615. The loan participation sold and the servicing performed is done on substantially the same terms as those prevailing at the time for comparable transactions with other parties.

RECOMMENDATION AND VOTE REQUIRED

      Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                              INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 2004 were Michael R. Ferraro, Certified Public Accountant. Michael R. Ferraro, Certified Public Accountant, has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions. In 2004, Michael R. Ferraro, Certified Public Accountant, performed audit and audit related services for the Company. In addition, Michael R. Ferraro, Certified Public Accountant, rendered certain tax related services to the Company, the only non-audit related services provided by Michael R. Ferraro, Certified Public Accountant. In connection with the retention of Michael R. Ferraro, Certified Public Accountant, to render tax related services, the audit committee considered the possible effect on the independence of Michael R. Ferraro, Certified Public Accountant, before approving their retention.

PRINCIPAL ACCOUNTING FIRM FEES

      Aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and 2003 by the Company's principal accounting firm, Michael R. Ferraro, Certified Public Accountant, are shown in the following table:

                           2004       2003
                         -------    -------
Audit Fees(1)            $54,825    $54,554
Audit-related fees(2)      5,000      5,000
Tax fees(3)               16,500     16,500
All other fees             1,450      2,600
                         -------    -------
                         $77,775    $78,654
                         =======    =======

      (1) Includes professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

      (2) Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: For 2004, assistance with 2003 financial statements and 2004 10-K disclosure and 2004 10-Q disclosures, accounting consultations and related accounting. For 2003, assistance with 2002 financial statements and 2003 10-K disclosure and 2003 10-Q disclosures accounting consultations and related accounting.

      (3) Tax fees include the following: tax planning meetings with tax accountant and management and related research in regard to New Jersey income tax.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of these forms, the Company believes that all required reports were timely filed.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders to be included in the Company's 2006 proxy material must be received by the Secretary of the Company no later than December 1, 2005.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

APPENDIX A

                                BRUNSWICK BANCORP
                           RESTRICTED STOCK AWARD PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005)

SECTION I. PURPOSE

1.1 The Brunswick Bancorp Restricted Stock Award Plan is intended to promote the growth and profitability of Brunswick Bancorp by providing a means whereby the Corporation may continue to attract and retain key employees of high ability, and to give such persons an additional incentive to exert their best efforts on behalf of the Corporation by providing them with an equity interest in the Corporation.

SECTION II. DEFINITIONS

2.1 "1934 ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

2.2 "AWARD" means a grant under this Plan of the Common Stock of the Corporation subject to restrictions as described herein as may be granted to a Participant.

2.3 "BOARD" means the Board of Directors of the Corporation, which shall be responsible for administering the Plan.

2.4   "CHANGE IN CONTROL" means when:

      (a) Any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its subsidiaries, becomes the beneficial owner of the Corporation's securities having 50% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

      (b) As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

      (c) During any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of such period.

2.50 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

2.6 "COMMON STOCK" or "STOCK" means the voting Common Stock of the Corporation as may be authorized or issued from time to time.

2.7 "COMPENSATION COMMITTEE" means the Compensation Committee appointed by the Board pursuant to Section 4.1 to administer the Plan.

2.8 "CORPORATION" means Brunswick Bancorp and any present or future subsidiary corporations of Brunswick Bancorp (as defined in Section 424 of the Code) or any successor to such corporations.

2.9   "DIRECTOR" means any individual who is a member of the Board.

2.10 "DISABILITY" means a permanent and total disability as defined in Section 22(e)(3) of the Code, provided that the Compensation Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Compensation Committee from time to time.

2.11  "EFFECTIVE DATE" means the date as described in Section 16.1 herein.

2.12 "EMPLOYEE" means any management or key employee of the Corporation, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.13  "EMPLOYER" means the Corporation and all affiliates thereof.

2.14 "FAIR MARKET VALUE" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time taking into account such factors as the Board, in the exercise of its good faith discretion, shall deem appropriate, such as the book value of the Common Stock, the trading value of the Common Stock, to the extent a reliable and established trading market for the Common Stock exists, and trading multiples, such as book value and earnings per share multiples, for comparably sized financial institutions trading on established trading markets.

2.15 "GRANT DATE" means, with respect to an Award, the date that the Award is granted.

2.16 "NON-EMPLOYEE DIRECTOR" means a Director who satisfies the requirements of a Non-Employee Director as defined in Section 16b-3(b) of the 1934 Act.

2.17 "PARTICIPANT" means an Employee who is eligible for an Award or has been granted an outstanding Award.

2.18 "PERIOD OF RESTRICTION" means the period during which Restricted Shares awarded under this Plan are subject to forfeiture and/or restrictions on transferability pursuant to Sections VI and VII, or any other period that may be determined by the Compensation Committee as set forth herein.

2.19 "PLAN" means the Brunswick Bancorp Restricted Stock Award Plan, as set forth herein and as amended from time to time.

2.20  "PLAN YEAR" means the calendar year.

2.21 "RETIREMENT" means a termination of service by reason of an Employee's cessation of the Employer-Employee relationship between an Employee and the Corporation for retirement at or after his or her having achieved a combination of age and years of employment service as determined by the Compensation Committee.

2.22 "RULE 16B-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superceding such regulation.

2.23 "SECTION 16 PERSON" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.24 "SHARES" or "RESTRICTED SHARES" means Shares of Common Stock awarded to a Participant and subject to the restrictions under the terms of this Plan.

SECTION III. ELIGIBILITY

3.1 REQUIREMENTS. Participants will consist of such key Employees (including officers) of the Corporation whom the Compensation Committee, in its sole discretion, determines to be responsible for the success and future growth and profitability of the Corporation and whom the Compensation Committee may designate from time to time to receive Awards under the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under any other plans of the Corporation.

SECTION IV. ADMINISTRATION BY COMPENSATION COMMITTEE

4.1 THE COMPENSATION COMMITTEE. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall consist of not less than two (2) Directors. The members of the Compensation Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Compensation Committee shall be comprised solely of Directors who are "Non-Employee Directors" as defined in Section 2.16. The Compensation Committee, in its sole discretion, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Corporation; provided that the Compensation Committee may not delegate its authority and powers with respect to Section 16 Persons.

4.2 POWERS. It shall be the duty of the Compensation Committee to administer the Plan in accordance with the Plan's provisions. The Compensation Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and rules for the administration, interpretation and application of the Plan as are consistent therewith, (e) interpret, amend or revoke any such rules and
      (f) take any action it deems necessary to ensure the delivery of benefits to Participants pursuant to existing Awards under the Plan in the event of a Change in Control. The Compensation Committee shall exercise the discretion granted to it hereunder in a uniform and nondiscriminatory manner.

4.3 COMMITTEE RIGHTS. The Compensation Committee in its sole discretion may cancel any unexpired or unpaid awards under this Plan at any time if the Participant is not in compliance with all the applicable provisions of this Plan, or if the Participant, whether or not he or she is currently employed by an Employer, acts in a manner contrary to the best interests of the Corporation or an Affiliate. 4.4 DELEGATION. Except as required by Rule 16b-3 with respect to Awards under the Plan to individuals who are subject to Section 16 of the 1934 Act or as otherwise required for compliance with Rule 16b-3, the Compensation Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee of Employees.

4.5 FINAL DECISIONS. All determinations and decisions made by the Compensation Committee, the Board, and any delegate of the Compensation Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION V. SHARES RESERVED UNDER THE PLAN

5.1 SHARES AVAILABLE. Subject to adjustment as provided in Section 5.3, there is hereby reserved for issuance as Awards under the Plan an aggregate of 330,000 Shares of Common Stock, no par value per Share, which such Shares may be authorized but unissued or treasury shares. Such unissued or treasury Shares may thereafter be reissued as new Awards under this Plan.

5.2 REVERSION TO PLAN. Any Shares subject to an Award under the Plan which may thereafter expire, terminate, be surrendered or canceled without having been fully exercised, or are forfeited, or if any other Shares are not issued, such unused Shares shall be available for new Awards under the Plan.

5.3 ADJUSTMENT OF SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, split-up, Share combination, or other change in the corporate structure of the Corporation affecting the Shares, the Compensation Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards in such a manner as the Compensation Committee, in its sole discretion, shall determine to be appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award shall be a whole number.

SECTION VI. RESTRICTED STOCK AWARDS

6.1 AWARD. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant Awards of Restricted Shares to eligible Participants without other payment therefore, and in such amounts as the Compensation Committee, in its sole discretion, shall determine. The Compensation Committee, in its sole discretion, shall determine the number of Shares to be awarded to each Participant.

6.2 COST OF RESTRICTED STOCK. Awards of Restricted Shares shall be made at such cost as the Compensation Committee shall determine and may be issued for no monetary consideration, subject to applicable state law.

6.3 RESTRICTIONS. Except as otherwise provided in Section 7.1 and 7.2, in the event a Participant's employment with the Corporation is terminated for any reason he shall immediately transfer all his Restricted Shares received pursuant to an Award under this Plan to the Corporation and shall forfeit his Award and he shall have no rights to receive payment from the Corporation under the Plan. The Compensation Committee, in its sole discretion, may impose such other restrictions on the Restricted Shares, whether unissued or currently outstanding under an Award, as it may deem advisable or appropriate, in accordance with this Section 6.3. The Compensation Committee, in its discretion, may legend the certificates representing Restricted Shares to give appropriate notice of the restrictions applicable to such Shares.

6.4 VOTING RIGHTS. During any Period of Restriction, Participants holding Restricted Shares awarded hereunder may exercise full voting rights with respect to those Shares.

6.5 DIVIDENDS AND OTHER DISTRIBUTIONS. During any Period of Restriction, Participants awarded Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid. With respect to Restricted Shares awarded to a Section 16 Person, any dividend or distribution that constitutes an "equity security" under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of (a) the remaining Period of Restriction on the Restricted Shares with respect to which the dividend or distribution is paid, or (b) six (6) months.

6.6 RETURN OF RESTRICTED STOCK TO THE CORPORATION. On the date to be determined by the Compensation Committee, the Restricted Shares for which restrictions have not lapsed and are not otherwise provided for under the Plan shall revert to the Corporation and again shall become available for grant under the Plan.

6.7   NO RIGHTS AS STOCKHOLDER. Except to the limited extent provided in Section
      6.4 and 6.5 herein, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Corporation with respect to any Shares issuable pursuant to an Award, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Corporation or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

6.8 NONTRANSFERABILITY. Each Share constituting an Award under the Plan to a Participant shall not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction and the removal of the legend with respect to such Shares as set forth in Section 7.1 or 7.2 except as may be otherwise provided in this Plan. In no event may the restrictions on Restricted Shares granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

SECTION VII. LAPSE OF RESTRICTIONS

7.1 REMOVAL OF RESTRICTIONS. The restrictions set forth in Section 6.3 herein shall lapse as to a certain percentage of the Shares acquired under any Award in accordance with the following schedule, and the Restricted Shares to which the lapsed restrictions applied shall be released as soon as practicable after the last day of the applicable Period of Restriction and shall be delivered to the Participant:

       DATE PERIOD OF
      RESTRICTION LAPSES                           PERCENT OF SHARES RELEASED
      ------------------                           --------------------------
5th Anniversary of the Grant Date                              100%

7.2 ACCELERATION OF LAPSE RESTRICTIONS. Notwithstanding Section 7.1, the restrictions set forth in Section 6.3 herein shall lapse, and the provisions of Section 7.1 shall no longer apply as to all of the Shares acquired pursuant to an Award under this Plan upon the earliest to occur of (i) the death of the Participant, (ii) the Disability of the Participant as defined in Section 2.11, or (iii) the Participant's Retirement as defined in Section 2.21.

7.3 PLAN TERMS. The Shares released under Section 7.1 or 7.2 from restrictions imposed under this Plan shall be subject to all the other terms and conditions of the Plan.

7.4 DISCRETION TO ACCELERATE OR EXTEND RESTRICTIONS. The Compensation Committee, in its discretion, may accelerate the time period during which any restrictions hereunder shall apply, remove any restrictions, or extend the duration in which restrictions on Shares issued under the Plan are to be in effect; provided that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 6.3 and 10.1 removed from his or her Share certificate(s), and the Shares shall be freely transferable by the Participant.

SECTION VIII. CHANGE IN CONTROL

8.1 VESTING. If a Change in Control occurs, all Shares outstanding under an Award with respect to which the restrictions under this Plan have not lapsed shall no longer be subject to such restrictions and will become immediately vested in the Participant notwithstanding any contrary vesting periods specified in this Plan.

8.2 RIGHT TO ALTER. The occurrence of a Change in Control shall not limit the Compensation Committee's authority to take any action, in its sole discretion, as permitted under the terms of this Plan.

SECTION IX. OTHER PROVISIONS

9.1 BOARD PROVISIONS. Any Award under the Plan may be subject to such other provision (whether or not applicable to the Award to any other Participant) as the Board determines to be appropriate, including, without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of Shares acquired under any Award, provisions giving the Corporation the right to repurchase Shares acquired under any Award, provisions to comply with Federal and state securities laws, any shareholder agreements between the Corporation and shareholders or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

SECTION X. ENDORSEMENT OF SHARE CERTIFICATES

10.1 LEGEND. Certificates for the Shares issued pursuant to the Plan shall be endorsed as follows: "The stock evidenced by this certificate is subject to the restrictions stated in, and is transferable only in accordance with, the provisions of the Brunswick Bancorp Restricted Stock Award Plan, as may be amended from time to time."

SECTION XI. NO RIGHT TO CONTINUED EMPLOYMENT

11.1 NO RIGHTS HEREUNDER. Nothing contained herein or in any instrument designating an officer or employee a Participant or evidencing the grant of an Award hereunder shall confer upon any Participant any right with respect to continued employment by the Corporation or limit in any way the right of the Corporation to terminate the Participant's employment at any time for any reason whatsoever.

SECTION XII. TERMINATION AND AMENDMENT; DURATION OF PLAN

12.1 AMENDMENT. The Board may terminate at any time or from time to time amend or suspend the Plan in accordance with any applicable requirements as provided for in (i) Federal, state or local laws, or (ii) rules or regulations that are required by an exchange on which the Shares are listed or traded. However, no such amendment shall, without the prior approval of the voting stockholders of the Corporation, increase the aggregate number of Shares for issuance as Awards under this Plan or increase the amount or type of Awards that may be granted under the Plan. In addition, no amendment, suspension or termination of this Plan shall alter or impair any rights or obligations under any Award previously granted under the Plan without the consent of the Participant to whom such Award was made.

12.2 DURATION. No Award may be granted more than 10 years after the date of adoption of the Plan, during any suspension of the Plan or after the Plan has been terminated. The Plan shall commence as of the Effective Date.

SECTION XIII. INTERNAL REVENUE CODE SECTION83(B) ELECTION

13.1 ELECTION. In accordance with Section 83 of the Code, the Participant shall have the right to include the Fair Market Value of the Shares on the Grant Date in his gross income for Federal income tax purposes in the year of such Award, provided, however, that he provides a copy of such election to the Corporation within 30 days after the election is made.

SECTION XIV. WITHHOLDING

14.1 REQUIREMENTS. Whenever income taxes are payable with respect to Shares, the Corporation shall have the right to require a Participant to remit to the Corporation an amount sufficient to satisfy any Federal, state and local withholding tax requirements.

14.2 WITHHOLDING ARRANGEMENTS. The Compensation Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Corporation withhold otherwise deliverable Shares or (b) delivering to the Corporation already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Compensation Committee determines, not to exceed the amount determined by using the maximum Federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

SECTION XV. MISCELLANEOUS

15.1 BENEFICIARY DESIGNATION. A Participant may file with the Compensation Committee a written designation of a beneficiary or beneficiaries (subject to the approval of the Compensation Committee and the limitations that the Compensation Committee may prescribe) to receive, in the event of the death of the Participant, benefits under this Plan. A Participant may from time to time revoke or change the beneficiary designation under the Plan provided, however, that if the Compensation Committee shall be in doubt as to the right of any such beneficiary to receive any benefit under the Plan, the Compensation Committee may determine to recognize only a disposition to the legal representative of the recipient, in which case the Corporation, the Committee and the members thereof shall not be under any further liability to anyone.

15.2 UNFUNDED PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Corporation, nothing contained herein shall give any rights that are greater than those of a general creditor of the Corporation.

15.3 GOVERNING LAW. The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey, without regard to the choice of law provisions thereof.

15.4 GENDER AND NUMBER. The masculine gender, wherever used, shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly requires otherwise.

15.5 HEADINGS. The headings contained in the Plan are for reference only and not intended to be a part of, or to affect the meaning or interpretation of, the provisions of this Plan.

SECTION XVI. EFFECTIVE DATE OF PLAN

16.1 Upon approval of this Plan by the Board and the consent of a majority of the shareholders of the Corporation, this Plan shall become effective as of January 1, 2000.

P R O X Y

                               BRUNSWICK BANCORP
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, May 10, 2005
                 Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Richard M. Brand as Proxy, with full power of substitution, to vote all of the stock of BRUNSWICK BANCORP standing in the undersigned's name at the Annual Meeting of Shareholders of Brunswick Bancorp, to be held at the branch office of Brunswick Bank and Trust Company, 439 Livingston Ave., New Brunswick, N.J., on Tuesday, May 10, 2005, at 3:00 p.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

    This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the nominees for Director listed below.

    1. ELECTION OF 8 DIRECTORS.

            [  ] FOR the nominees listed below (except as marked to the contrary below)

            [  ] WITHHOLD AUTHORITY to vote for all nominees listed below

PHILLIP W. BARROOD, JOSEPH DeMARCO, CARMEN J. GUMINA, FRANK GUMINA, JR., MICHAEL KAPLAN, RICHARD A. MALOUF, FREDERICK PERRINE, ROBERT P. SICA.

   Instructions: To withhold authority to vote for any individual nominee(s) write that nominee's name on the following line:


--------------------------------------------------------------------------------

    The Board of Directors recommends a vote FOR Proposal No. 2 listed on the Proxy Statement.

    2. Adoption of an amendment to the Restricted Stock Award Plan to increase the number of shares available for issuance thereunder from 110,000 shares (as adjusted for a 10% stock dividend in 2002) to 330,000 shares.

            [  ]  For Adoption of the Amendment set forth in Appendix A to the
                  Proxy Statement.
            [  ]  Against Adoption of the Amendment set forth in Appendix A to the Proxy Statement.
            [  ]  Abstain

    3. In their discretion, upon other matters as may properly come before the meeting.


                                                                          (OVER)

                DATED:                    , 2005
                      --------------------


                ---------------------------------------------------------------
                Signature


                ---------------------------------------------------------------
                Signature

                (Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

                 PLEASE COMPLETE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.